UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934
Date of Report (date of earliest event reported):  February 17, 2009 (February 11, 2009)

GEOKINETICS INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33460 (Commission File Number)	94-1690082 (I.R.S. Employer Identification Number)

1500 CityWest Blvd., Suite 800
Houston, Texas 77042
 (Address of principal executive offices)

(713) 850-7600

(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of theregistrant under any of the following provisions:

 ☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-k 2-17-09

ITEM 1.01                                Entry into a Material Definitive Agreement

Sixth Amendment to Second Amended and Restated Revolving Credit and Security Agreement

Geokinetics Inc., a Delaware corporation (the “Company”) and its principal subsidiaries entered into the Sixth Amendment to Second Amended and Restated Credit and Security Agreement (the “PNC Loan Agreement”) dated February 11, 2009, with PNC Bank, National Association (“PNC”) to among other things, increase the Company’s borrowing base that can come from eligible fixed assets to $55.0 million, up from the original $45.0 million and deferred any reductions to this new amount until June 30, 2009, at which time, the amount of the borrowing base that can come from eligible fixed assets will be reduced by $0.9 million per month until maturity.

The foregoing description is a summary of the material terms of the PNC Loan Agreement, does not purport to be complete, and is qualified in its entirety by reference to the PNC Loan Agreement, a copy of which is attached to this Form 8-K as Exhibit 10.1.  The press release is attached hereto as exhibit 99.1, the contents of which are furnished in its entirety.

ITEM 5.03                               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amendment of Amended Certificate of Designation of Senior Convertible Preferred Stock

On February 16, 2009, the Company amended its Certificate of Incorporation by filing with the Secretary of State of the State of Delaware a Second Amended Certificate of Designation of Series B Senior Convertible Preferred Stock (the "Second Amended Certificate"), a copy of which is included as an exhibit to this report and is incorporated by reference into this Item 5.03. The Second Amended Certificate amends that certain Amended Certificate of Designation of Series B Senior Convertible Preferred Stock filed with the Secretary of State of the State of Delaware on July 28, 2008 (and incorporated by reference from Exhibit 4.1 to Form 8-K filed on July 30, 2008 (file no. 001-33460)), the primary effect of such amendment being to place restrictions on the conversion and voting rights of the holders of the Series B-2 Senior Convertible Preferred Stock of the Company, par value $10.00 per share. These restrictions were adopted to conform with certain American Stock Exchange listing provisions and are included within Sections (1)(d)(vii), (1)(f)(i) and (1)(f)(iii) of the Second Amended Certificate.

The foregoing description is a summary of the material terms of the Second Amended Certificate, does not purport to be complete, and is qualified in its entirety by reference to the Second Amended Certificate, a copy of which is attached to this Form 8-K as Exhibit 3.1.

ITEM 9.01                                Financial Statements and Exhibits

(d)     Exhibits

The following exhibits are filed as part of this report:

        3.1       Second Amended Certificate of Designation of Series B Senior Convertible Preferred Stockof Geokinetics Inc.

        10.1     Sixth Amendment to Second Amended and Restated Revolving Credit and Security Agreement dated February 11, 2009, by and among PNC Bank, National Association, Geokinetics Inc. and its principal subsidiaries.

        99.1     Press Release dated February 17, 2009.

Form 8-k 2-17-09

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GEOKINETICS INC.

Date: February 17, 2009	By:	/s/ Scott A. McCurdy
Scott A. McCurdy, Vice President and Chief Financial Officer

Form 8-k 2-17-09

EXHIBIT INDEX

Exhibit No.	Description
3.1	Second Amended Certificate of Designation of Series B Senior Convertible Preferred Stock of Geokinetics Inc.
10.1

Sixth Amendment to Second Amended and Restated Revolving Credit and Security Agreement dated February 11, 2009, by and among PNC Bank, National Association, Geokinetics Inc. and its principal subsidiaries.